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                                                                  Exhibit 10(i)



                            STOCKHOLDERS' AGREEMENT

        This STOCKHOLDERS' AGREEMENT ("Agreement") is made and entered into as of February 15, 2002, by and among HOWTEK, INC., a Delaware corporation (the "Company"), and ROBERT HOWARD, W. SCOTT PARR, MAHA SALLAM, W. KIP SPEYER GREG STEPIC and KEVIN WOODS (individually, a "Stockholder," and collectively, the "Stockholders").

        WHEREAS, the Company has entered into an Agreement and Plan of Merger ("Merger Agreement") with Intelligent Systems Software, Inc., a Florida corporation ("ISSI"), pursuant to which ISSI will merge (the "Merger") with and into the Company and, upon effectiveness of the Merger, the Company will issue 8,400,000 shares of its Common Stock to former stockholders of ISSI; and

        WHEREAS, closing of the Merger is conditioned upon the parties hereto entering into this Agreement; and

        WHEREAS, the Stockholders desire to mutually agree to the terms and conditions of this Agreement;

        NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto, intending to be legally bound hereby, agrees as follows:

1.      Term.

        1.1 Term. This Agreement shall become effective concurrently with the closing of the Merger and shall remain in effect for a period of two years thereafter unless earlier terminated as herein provided (the "Term").

        1.2 Early Termination. This Agreement shall terminate upon the simultaneous occurrence of both of the following events: (a) the closing price of the Common Stock as reported by NASDAQ (or such other exchange on which the Common Stock may hereafter be listed) shall be $10.00 per share or higher for 20 consecutive trading days and (b) the average daily trading volume for the Common Stock as reported by NASDAQ (or such other exchange on which the Common Stock may hereafter be listed) for such 20 consecutive trading days shall exceed 100,000 shares.


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2.      Covenants.

        2.1 Covenants. During the Term, without the prior written consent of each of the other Stockholders party hereto, no Stockholder or any Permitted Transferee of such Stockholder shall Transfer any Securities, except:

        (a) up to the following amounts during the following periods:

                  Number of Shares                  Period
                  ----------------                  ------
                        10,000                      closing date of the Merger
                                                    through the end of the next
                                                    full calendar quarter
                        15,000                      second calendar quarter
                        20,000                      third calendar quarter
                        25,000                      fourth calendar quarter
                        30,000                      fifth calendar quarter
                        35,000                      sixth calendar quarter
                        40,000                      seventh calendar quarter
                        45,000                      eighth calendar quarter


;provided, however, that the number of shares which may be sold in any of the above periods may be increased upon the written consent of five of the Stockholders;

        (b) pursuant to a bona fide underwritten public offering registered under the Securities Act;

        (c) to a Permitted Transferee;

        (d) pursuant to a tender offer made to all the holders of the Company's Common Stock;

        (e) pursuant to any transaction duly approved by the stockholders of the Company;

        (f) Such restrictions shall not apply to Transfers of Securities (i) as gifts, other than to immediate family members or (ii) issued upon exercise of options to purchase Common Stock in the event such exercise is required to avoid forfeiture of such options; and

        (g) Anything contained in this Agreement to the contrary notwithstanding, such restrictions shall not apply to any and all Transfers of Securities by Robert Howard at any time or from time to time on or after Mr. Howard's resignation as a member of the Board of Directors of the Company.


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        The number of shares permitted to be Transferred or pledged pursuant to clause (a) shall be adjusted to take into account the pro rata effect of stock dividends, stock distributions, stock splits, stock combinations, recapitalizations, reclassifications, subdivisions, conversions or similar transactions in respect of Common Stock.

        2.2 Certain Transferees to be Bound. Unless otherwise provided herein, no Stockholder or Permitted Transferee may effect any Transfer to a Permitted Transferee unless such Permitted Transferee executes an agreement pursuant to which such Permitted Transferee agrees to be bound by the terms and provisions of this Agreement applicable to the transferor. Any purported Transfer in violation of this Section 2.2 shall be null and void and of no force and effect and the purported transferee shall have no rights or privileges in or with respect to the Company. The Company shall not register or record or permit a transfer agent to register or record on the stock record books of the Company any purported Transfer to a Permitted Transferee unless and until it has received evidence that such Transfer and the parties thereto have complied with this Section 2.2. In no event shall any Transferee of Securities other than a Transferee pursuant to Section 2.1(c) be subject to this Section 2.2.

        2.3 Other Restrictions May Apply. Each Stockholder (and Permitted Transferee who becomes subject to this Agreement) acknowledges that the restrictions set forth herein are in addition to and not in limitation of any other restrictions that may be imposed by the Securities Act and the Exchange Act, and the rules and regulations thereunder, state securities laws and the rules and regulations thereunder, and any rules and regulations of the National Association of Securities Dealers, Inc.

        3. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

        3.1 Affiliate. An "Affiliate" of a person shall have the meaning set forth in Rule 12b-2 of the Exchange Act as in effect on the date hereof and, in addition, shall include "Associates" (as defined in Rule 12b-2 of the Exchange Act as in effect on the date hereof) of such Person and its Affiliates.

        3.2 Common Stock. "Common Stock" means the common stock, par value $.01 per share, of the Company.

        3.3 Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder as in effect from time to time.

        3.4 Permitted Transferee. "Permitted Transferee" means (i) a Stockholder's spouse or children or any trust for the benefit of the Stockholder or the Stockholder's spouse or children; (ii) the heirs, executors, administrators or personal representatives upon the death of the Stockholder or upon the incompetency or disability of the Stockholder for purposes of the protection and management of the Stockholder's assets and (iii) any other Person who receives a gift of Securities in accordance with the provisions of
Section 2.1(f) hereof, other than a Public Charity;


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        3.5 Person. "Person" means any natural person, group, corporation, limited liability company, partnership, business association, trust, firm, government or agency or political subdivision thereof, or other entity of whatever nature.

        3.6 Public Charity. "Public Charity" shall have the meaning ascribed to such term under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

        3.7 Securities. "Securities" means the shares of Common Stock now held, or hereafter acquired (but excluding any shares of Common Stock hereafter purchased on the open market), by any party hereto and all other securities of the Company (or a successor to the Company) received on account of ownership of such shares of Common Stock, including all securities issued in connection with any stock dividend, stock distribution, stock split, reverse stock split, stock combination, recapitalization, reclassification, subdivision, conversion or similar transaction in respect thereof, but excluding any securities received on account of such ownership in any merger or consolidation.

        3.8 Securities Act. "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder as in effect from time to time.

        3.9 Transfer. "Transfer" means the making of any sale, exchange, assignment, hypothecation, gift, security interest, pledge or other encumbrance, or any contract therefor, any voting trust or other agreement or arrangement with respect to the transfer of voting rights or any other beneficial interest in any of the Securities, the creation of any other claim thereto or any other transfer or disposition whatsoever, whether voluntary or involuntary, affecting the right, title, interest or possession in or to such Securities.

4.      Miscellaneous.

        4.1 Legends. Each certificate or instrument representing Securities subject to the terms of this Agreement will bear the following legends in addition to any other legend required by law:

                THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCKHOLDERS' AGREEMENT AMONG THE COMPANY AND THE HOLDERS SPECIFIED THEREIN, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. THE SALE, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES IS SUBJECT TO THE TERMS OF SUCH AGREEMENT AND THE SECURITIES ARE TRANSFERABLE ONLY UPON PROOF OF COMPLIANCE THEREWITH.

Upon termination of this Agreement, the Company will cause such legends to be removed as soon as practicable.


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        4.2 Governing Law; Severability. This Agreement shall be governed by the laws of the State of Delaware without giving effect to conflicts of law principles thereof. If any provision of this Agreement shall be declared invalid or unenforceable by a court of competent jurisdiction, the remaining provisions hereof shall remain valid and shall continue in effect.

        4.3 Binding Effect on Successor. This Agreement shall be binding upon and inure to the benefit of the Company and the Stockholders, and to their respective successors and permitted assigns, including any successors to the Company or the Stockholders or their businesses or assets as the result of any merger, consolidation, reorganization, transfer of assets or otherwise, and any subsequent successor thereto, without the execution or filing of any instrument or the performance of any act.

        4.4 Specific Performance. The Stockholders and the Company acknowledge and agree that irreparable injury to the other party would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that such injury would not be compensable in damages. It is accordingly agreed that each party hereto shall be entitled to specific enforcement of, and injunctive relief to prevent any violation of the terms hereof, and the other parties hereto will not take action, directly or indirectly, in opposition to the party seeking such relief on the grounds that any other remedy or relief is available at law or in equity. The parties further agree that no bond shall be required as a condition to the granting of any such relief.

        4.5 No Waiver. Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

        4.6 Entire Agreement; Amendments. This Agreement, together with the Merger Agreement and other agreements entered into in connection herewith and therewith, constitute the entire understanding of the parties with respect to the subject matter hereof and thereof. This Agreement may be amended only by a written instrument duly executed by the parties or their respective successors or assigns.

        4.7 Headings. The section headings contained in the Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

        4.8 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery, facsimile or recognized express carrier or delivery service to the respective parties as follows:


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                           if to the Company:

                                          Howtek, Inc.
                                          21 Park Avenue
                                          Hudson, New Hamshire 03051
                                          Facsimile No.:  (603) 880-3843
                                          Attention:  W. Scott Parr

                           if to the Stockholders:

                                          Robert Howard
                                          145 East 57th Street
                                          New York, NY  10022
                                          Facsimile No.:  (212) 355-5933

                                          W. Scott Parr
                                          75 Concorde Street
                                          Nashua, NH  03064
                                          Facsimile No.: (603) 882-5308

                                          Maha Sallam
                                          10217 Newington Place
                                          Tampa, FL 33626
                                          Facsimile No.:  (813) 926-0517

                                          W. Kip Speyer
                                          10361 Parkstone Way
                                          Boca Raton, Florida 33498
                                          Facsimile No.:  (603) 882-5308

                                          Greg Stepic
                                          10494 Stonebridge Blvd.
                                          Boca Raton, 33498
                                          Facsimile No.:

                                          Kevin Woods
                                          11662 Fox Creek Drive
                                          Tampa, FL 33635
                                          Facsimile No.:  (727) 799-8707

or to such other address as the party to whom notice is given may have previously furnished to the others in writing in the manner set forth above.


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        4.9 Further Assurances. From time to time on and after the date hereof, the Company and the Stockholders, as the case may be, shall deliver or cause to be delivered to the other party hereto such further documents and instruments and shall do and cause to be done such further acts as the other party hereto shall reasonably request to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure that it is protected in acting hereunder.

        4.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument.

        IN WITNESS WHEREOF, the Company and the Stockholders have executed this Agreement as of the date first above written.



                                                  HOWTEK, INC.

                                                  By:   /s/ Annette Heroux
                                                  ----------------------------
                                                  Name:  Annette Heroux
                                                  Title:    CFO


                                                  /s/ Robert Howard
                                                  ----------------------------
                                                  Robert Howard

                                                  /s/ W. Scott Parr
                                                  ----------------------------
                                                  W. Scott Parr

                                                  /s/ Maha Sallam
                                                  ----------------------------
                                                  Maha Sallam

                                                  /s/ W. Kip Speyer
                                                  ----------------------------
                                                  W. Kip Speyer

                                                  /s/ Greg Stepic
                                                  ----------------------------
                                                  Greg Stepic

                                                  /s/ Kevin Woods
                                                  ----------------------------
                                                  Kevin Woods



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